Exhibit 99.01

5 Results Way Cupertino, CA 95014 t 408.864.2600 f 408.342.1615 www.arcsight.com
ArcSight Reports 39% Year-over-Year Growth
for Fiscal Second Quarter Ended October 31, 2009
Company Posts Total Revenues of $45.5M for Fiscal Second Quarter and
GAAP and Non-GAAP Earnings per Diluted Share of $0.07 and $0.15, Respectively
For the Fiscal Second Quarter:
•	Total Revenue: $45.5M, a 39% increase year-over-year

•	GAAP Net Income: $2.5M or $0.07 per diluted share

•	Non-GAAP Net Income: $5.2M or $0.15 per diluted share

•	Deferred Revenue: $47.6M, a 21% increase year-over-year

•	Positive Cash Flows from Operations: $1.6M
CUPERTINO, CA – December 3, 2009 – ArcSight, Inc. (NASDAQ: ARST), a leading global provider of security and compliance management solutions that protect enterprises and government agencies, today announced financial results for its fiscal second quarter ended October 31, 2009.
For the second quarter of fiscal 2010, ArcSight reported total revenues of $45.5 million compared to total revenues of $32.8 million reported in the second quarter of fiscal 2009. Net income on a GAAP basis for the second quarter of fiscal 2010 was $2.5 million, or $0.07 per diluted share, including $222,000 in amortization of intangible assets and $2.5 million in stock-based compensation expense. This compares to a GAAP net income of $1.8 million, or $0.06 per diluted share, reported in the second quarter of fiscal 2009, including $210,000 in amortization of intangible assets and $1.5 million in stock-based compensation expense.
Non-GAAP net income for the second quarter of fiscal 2010 was $5.2 million, or $0.15 per diluted share, which compares to a non-GAAP net income of $3.6 million, or $0.11 per diluted share, reported in the second quarter of fiscal 2009, in each case excluding the above-mentioned amortization and stock-based compensation charges.
During the second quarter of fiscal 2010, the company generated $1.6 million in cash from operations and closed the second quarter with cash, cash equivalents and marketable securities of $107.2 million.
“We’re extremely pleased with our exceptional second quarter results, driven in large part by a seasonally strong contribution from the federal sector that exceeded our expectations. And while the federal sector is an important part of our business and our growth, our commercial business continues to contribute materially to our results as well,” commented Tom Reilly, president and CEO of ArcSight.  “For the second quarter, we saw improvements in most verticals in all geographic regions. This success reflects our commitment to our three strategic imperatives, including focusing relentlessly on our customers’ success and leveraging our platform across a broader array of the IT infrastructure for enterprise-wide threat and risk monitoring.”

Business Outlook
The following forward-looking statements reflect expectations as of December 3, 2009.  Results may be materially different and could be affected by the factors detailed in this release and in recent ArcSight SEC filings.
Third Quarter Expectations – Ending January 31, 2010
Based on current business trends and the visibility the company has from second quarter performance, ArcSight expects revenue for the third quarter of fiscal 2010 to be in the range of $43 million to $46 million, representing growth in the range of 18-26% over the same quarter of fiscal 2009.
ArcSight expects non-GAAP net income for the third quarter of fiscal 2010 to be in the range of $4.9 million to $6.1 million, or $0.14 to $0.17 per diluted share, which excludes stock-based compensation expense and amortization of intangibles.
Conference Call and Webcast Information
ArcSight will host a conference call and live webcast to discuss these financial results for investors and analysts at 2:00 p.m. Pacific Time on December 3, 2009. To access the conference call, dial 800-580-5053 for the U.S. or Canada and 913-981-5594 for international callers. The webcast will be available live on the Investor Relations section of the company’s website at www.arcsight.com. An audio replay of the call will also be available to investors by phone beginning at approximately 5:00 p.m. Pacific Time on December 3, 2009 until 10:00 p.m. Pacific Time on December 8, 2009, by dialing 888-203-1112 for the U.S. or Canada or 719-457-0820 for international callers, and entering passcode 2143692. In addition, an archived webcast will be available on the Investor Relations section of the company’s website at www.arcsight.com.
Use of Non-GAAP Financial Measures
ArcSight reports all financial information required in accordance with generally accepted accounting principles (GAAP). To supplement the ArcSight unaudited condensed consolidated financial statements presented in accordance with GAAP, ArcSight uses certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the results of ArcSight operations as determined in accordance with GAAP. The non-GAAP financial measures used by ArcSight include historical non-GAAP net income and non-GAAP basic and diluted earnings per share. These non-GAAP financial measures exclude amortization of intangible assets and stock-based compensation from the ArcSight statements of operations.
For a description of these items, including the reasons why management adjusts for them, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “Use of Non-GAAP Financial Information” as well as the related tables that precede it. ArcSight may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

ArcSight believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding the performance of ArcSight by excluding certain items that may not be indicative of the company’s core business, operating results or future outlook. ArcSight management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing operating results of ArcSight, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of the performance of ArcSight to prior periods.
Cautionary Statement Regarding Forward Looking Statements
This news release contains forward-looking statements, including without limitation those regarding ArcSight’s “Business Outlook” (“Third Quarter Expectations – Ending January 31, 2010”); ArcSight’s belief that its commercial business will continue to contribute materially to our results in addition to the important federal sector; and ArcSight’s intent to focus relentlessly on its customers’ success and leverage its platform across a broader array of the IT infrastructure for enterprise-wide threat and risk. These forward-looking statements are subject to material risks and uncertainties that may cause actual results to differ substantially from expectations. Investors should consider important risk factors, which include: the risk that demand for our security and compliance management solutions may not increase and may decrease; the risk that competitors may be perceived by customers to be better positioned to help handle compliance violations and security threats and protect their businesses from major risk; the risk that the unusually strong seasonal growth in the second fiscal quarter is a greater outlier than we anticipate and that the growth of ArcSight may be lower than anticipated; and other risks detailed under the caption “Risk Factors” in the ArcSight Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or the SEC, on September 9, 2009 and the company’s other filings with the SEC. You can obtain copies of the company’s Quarterly Report on Form 10-Q and its other SEC filings on the SEC’s website at www.sec.gov.
The foregoing information represents the company’s outlook only as of the date of this press release, and ArcSight undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, new developments or otherwise.
About ArcSight
ArcSight (NASDAQ: ARST) is a leading global provider of security and compliance management solutions that protect businesses and government agencies.  ArcSight identifies, assesses, and mitigates both internal and external cyber threats and risks across the organization for activities associated with critical assets and processes.  With the market-leading ArcSight SIEM platform, organizations can proactively safeguard their assets, comply with corporate and regulatory policy and control the risks associated with cyber-theft, cyber-fraud, cyber-warfare and cyber-espionage. For more information, visit www.arcsight.com. (ARST-IR)
© 2009 ArcSight, Inc. All rights reserved. ArcSight and the ArcSight logo are trademarks of ArcSight, Inc.

Investor Relations Contact:
Robert Dougherty
FD
415-293-4427
robert.dougherty@fd.com

ARCSIGHT, INC.

Consolidated Balance Sheets

(In thousands, except share amounts and par value)

	As of	As of
	October 31,	April 30,
	2009	2009
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$87,408	$90,467
Marketable securities	19,810	—
Accounts receivable, net	39,341	34,184
Capitalized software licenses, current	2,303	144
Other prepaid expenses and current assets	3,940	3,717

Total current assets	152,802	128,512

Property and equipment, net	5,889	4,416
Goodwill	5,746	5,746
Acquired intangibles assets, net	875	1,319
Capitalized software licenses, non-current	1,337	—
Other long-term assets	312	1,168

Total assets	$166,961	$141,161

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$4,240	$1,432
Accrued compensation and benefits	9,131	11,671
Obligations for software licenses, current	2,980	363
Other accrued liabilities	6,488	4,337
Deferred revenues, current	39,814	36,160

Total current liabilities	62,653	53,963

Deferred revenues, non-current	7,797	8,888
Obligations for software licenses, non-current	1,173	—
Other long-term liabilities	1,884	1,637

Total liabilities	73,507	64,488

Stockholders’ equity:
Additional paid-in capital	126,960	113,781
Accumulated other comprehensive loss	(225)	(314)
Accumulated deficit	(33,281)	(36,794)

Total stockholders’ equity	93,454	76,673

Total liabilities and stockholders’ equity	$166,961	$141,161

ARCSIGHT, INC.

Condensed Consolidated Statements of Income

(On a GAAP basis)

(In thousands, except per share amounts)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008	2009	2008
Revenues:

Products	$28,018	$19,169	$46,283	$34,971
Maintenance	12,617	9,530	24,536	18,098
Services	4,868	4,136	9,239	7,429

Total revenues	45,503	32,835	80,058	60,498
Cost of revenues:
Products	3,150	1,844	5,094	3,499
Maintenance(1)	2,434	1,663	4,359	3,294
Services(1)	3,204	2,387	5,834	4,430

Total cost of revenues	8,788	5,894	15,287	11,223

Gross profit	36,715	26,941	64,771	49,275
Operating expenses(1):
Research and development	6,576	5,423	12,174	10,738
Sales and marketing	18,582	14,355	33,367	29,223
General and administrative	6,336	4,863	12,354	9,212

Total operating expenses	31,494	24,641	57,895	49,173

Income from operations	5,221	2,300	6,876	102
Interest income	35	351	63	755
Other expense, net	(214)	(11)	(331)	(110)

Income before provision for income taxes	5,042	2,640	6,608	747
Provision for income taxes	2,544	795	3,095	232

Net income	$2,498	$1,845	$3,513	$515

Net income per common share, basic	$0.07	$0.06	$0.11	$0.02

Net income per common share, diluted	$0.07	$0.06	$0.10	$0.02

Shares used in computing basic net income per common share	33,371	31,154	33,029	31,048

Shares used in computing diluted net income per common share	35,691	32,780	35,408	32,784

(1)	Stock-based compensation expense as included in above:

Cost of maintenance revenues	102	54	182	100
Cost of services revenues	43	39	76	72
Research and development	518	334	947	673
Sales and marketing	851	752	1,463	1,503
General and administrative	971	346	1,747	580

ARCSIGHT, INC.

Consolidated Statements of Income

(GAAP to Non-GAAP Reconciliation)

(In thousands, except per share amounts)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008	2009	2008
GAAP net income	$2,498	$1,845	$3,513	$515
Plus:
a) Stock-based compensation expenses	2,485	1,525	4,415	2,928
b) Amortization of intangibles	222	210	444	421

Non-GAAP net income	$5,205	$3,580	$8,372	$3,864

GAAP net income per common share, basic	$0.07	$0.06	$0.11	$0.02
Plus:
a) Stock-based compensation expenses	0.08	0.05	0.13	0.09
b) Amortization of intangibles	0.01	—	0.01	0.01

Non-GAAP net income, basic	$0.16	$0.11	$0.25	$0.12

Non-GAAP net income, diluted	$0.15	$0.11	$0.24	$0.12

Shares used in computing basic net income per common share	33,371	31,154	33,029	31,048

Shares used in computing diluted net income per common share	35,691	32,780	35,408	32,784

Use of Non-GAAP Financial Information
In addition to the reasons stated above, which are generally applicable to each of the items ArcSight excludes from its non-GAAP financial measures, ArcSight believes it is appropriate to exclude certain items for the following reasons:
Amortization of Intangibles. When analyzing the operating performance of an acquired entity, ArcSight management focuses on the total return provided by the investment (i.e., operating profit generated from the acquired entity as compared to the purchase price paid) without taking into consideration any allocations made for accounting purposes. Because the purchase price for an acquisition necessarily reflects the accounting value assigned to intangible assets (including acquired in-process technology and goodwill), when analyzing the operating performance of an acquisition in subsequent periods, ArcSight management excludes the GAAP impact of the amortization of acquired intangible assets to its financial results. ArcSight believes that such an approach is useful in understanding the long-term return provided by an acquisition and that investors benefit from a supplemental non-GAAP financial measure that excludes the accounting amortization expense associated with acquired intangible assets.
In addition, in accordance with GAAP, ArcSight generally recognizes expenses for internally-developed intangible assets as they are incurred until technological feasibility is reached, notwithstanding the potential future benefit such assets may provide. Unlike internally developed intangible assets, however, and also in accordance with GAAP, ArcSight generally capitalizes the cost of acquired intangible assets and recognizes that cost as an expense over the useful lives of the assets acquired (other than goodwill, which is not amortized, and acquired in-process technology, which is expensed immediately, as required under GAAP). As a result of their GAAP treatment, there is an inherent lack of comparability between the financial performance of internally developed intangible assets and acquired intangible assets. Accordingly, ArcSight believes it is useful to provide, as a supplement to its GAAP operating results, a non-GAAP financial measure that excludes the amortization of acquired intangibles.
Stock-Based Compensation. When evaluating the performance of its consolidated results, ArcSight does not consider stock-based compensation charges. Likewise, the ArcSight management team excludes stock-based compensation expense from its operating plans. In contrast, the ArcSight management team is held accountable for cash-based compensation and such amounts are included in its operating plans. Further, when considering the impact of equity award grants, ArcSight places a greater emphasis on overall stockholder dilution rather than the accounting charges associated with such grants.
ArcSight believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its business.